Exhibit 24.1

                        SUN INTERNATIONAL HOTELS LIMITED

                                POWER OF ATTORNEY

      The undersigned directors and/or officers, or both, of Sun International Hotels Limited, a corporation organized and existing under the laws of the Commonwealth of The Bahamas ("Sun International"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, hereby constitute and appoint Charles D. Adamo, Howard B. Kerzner, John Allison and Kevin DeSanctis alone or acting together, their true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, their true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto (including any post-effective amendments), with power where appropriate to affix the corporate seal of Sun International thereto and to attest said seal, and to file said Registration Statement and such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may pursuant to the requirements of the Securities Act of 1933, lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney in the capacities and on the dates indicated.


         Name                   Title
         ----                   -----

  /s/ Solomon Kerzner           Chairman of the Board of Directors and Chief
------------------------------  Executive Officer (Principal Executive Officer)
    Solomon Kerzner

   /s/ Derek Hawton             Director
------------------------------
     Derek Hawton

   /s/ Peter Buckley            Director
------------------------------
     Peter Buckley

   /s/ Howard Marks             Director
------------------------------
     Howard Marks

    /s/ Eric Siegel             Director
------------------------------
      Eric Siegel

   /s/ John Allison             Chief Financial Officer and Secretary (Principal
------------------------------  Financial and Accounting Officer and Authorized
     John Allison               Representative in the United States)


Date: November 25, 1997